UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                December 4, 2007

                             C&D Technologies, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                                 1-9389                 13-3314599
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
of incorporation)                                           Identification No.)

1400 Union Meeting Road,
Blue Bell, Pennsylvania                                              19422
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (215) 619-2700

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  2.02 Results of Operations and Financial Condition.

      On December 6, 2007, the Company issued a press release regarding the Company's financial results for its third quarter ended October 31, 2007. The press release is attached as Exhibit 99.1 to this Form 8-K Current Report.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On December 4, 2007, Leonard P. Kiely was appointed Chief Operating Officer for the Company.

      Mr. Kiely was previously Vice President and General Manager of the Company's Power Systems Division and served in that position since joining the Company in June, 2006. Prior to that, Mr. Kiely held key P&L leadership positions at Precision Castparts Corporation (PCC), SPS Technologies, Inc., and Raychem Corporation. From this background, Mr. Kiely brings a disciplined leadership style to C&D Technologies, with a focus on planning and execution that is essential to C&D's future success. Additional biographical information for Mr. Kiely is incorporated by reference from the Company's 2007 Proxy Statement.

      In the role of Chief Operating Officer, Mr. Kiely will have leadership responsibility for all operational activities for the Company, including Sales, Marketing, Manufacturing, Engineering, and Sourcing. The press release is attached as Exhibit 99.2 to this Form 8-K Current Report.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On December 4, 2007, the Board of Directors of C&D Technologies, Inc. (the "Company"), pursuant to Article VII of the Company's By-Laws (as amended and restated, the "By-Laws"), amended Article V of the By-Laws to allow for the issuance and transfer of uncertificated ("book-entry") shares of the Company's stock. The previous Article V of the By-Laws did not specifically permit the use of uncertificated shares. The amendment to Article V of the By-Laws was adopted to comply with the recent SEC rule changes and NYSE rules relating to the ability of listed companies to issue shares in either certificated or uncertificated form and to participate in a book-entry share Direct Registration System, which allows for the electronic transfer of securities.

      The text of the By-Laws, as amended, is attached hereto as Exhibit 3.2 to this Form 8-K Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.     Description

3.2               By-Laws, as amended, of the Company (filed herewith)

99.1              Press Release dated December 6, 2007 (filed herewith)

99.2              Press Release dated December 4, 2007 (filed herewith)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              C&D TECHNOLOGIES, INC.


Dated: December 6, 2007                       By: /S/ Ian J. Harvie
                                                  ------------------------------
                                                  Ian J. Harvie
                                                  Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                             Description

3.2              By-Laws, as amended, of the Company.

99.1             Press release dated December 6, 2007, issued by the Company.

99.2             Press release dated December 4, 2007, issued by the Company.